HANMI FINANCIAL CORPORATION Nasdaq: HAFC Friedman Billings Ramsey 2005 Investor Conference November 30, 2005

Safe Harbor Statement Certain statements contained in this presentation, including, without limitation, statements containing the words "believes," "plans," "expects," "anticipates," and words of similar import, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward- looking statements. Such factors include, among others, the following: general economic and business conditions in those areas in which the Company operates; demographic changes; competition; fluctuations in market interest rates; changes in credit quality; and other risks detailed in the most recent quarterly and annual reports filed with the Securities Exchange Commission, including the Company's Form 10-K for the year ended December 31, 2004, Form 10-Q for the quarter ended September 30, 2005 and other filings. Given these uncertainties, undue reliance should not be placed on such forward- looking statements. The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

Opportunities Opportunities Opportunities

Korean-American Market Korean-American market five-year history Loans: 29% CAGR Deposits: 24% CAGR 40% of 2.2 million Korean-American population reside in California. Highest rates of business ownership with one per every eight Korean-Americans High savings rate (Sources: US Korean Embassy and 2001 SBA Report)

Target Market Growth Drivers Increased wealth in the Korean-American community Korea is the 11th largest economy with $28 billion current account surplus in 2004 Continuing immigration trend from Korea Wealthier and better educated recent immigrants

Hanmi's Core Competencies Ethnic markets Real estate lending Business lending

Loan & Deposits Market Shares Nearly 40% market share among Korean- American banks in California HAFC 2747 NARA 1081 CLFC 1389 WIBC 1299 Others 1025 Deposits Net Loans Note: As of September 30, 2005 based on SEC filings of each company. Excludes 30% of NARA's balances, which are not from California based operations per NARA's earnings call. HAFC 2459 NARA 987 CLFC 1198 WIBC 1176 Others 883

Experienced Management Team Name Name Title Banking Experience Sung Won Sohn, Ph. D. Sung Won Sohn, Ph. D. President and CEO 31 years Kurt M. Wegleitner Kurt M. Wegleitner EVP and CCO 25 years Michael J. Winiarski Michael J. Winiarski SVP and CFO 25 years

Future Growth - Organic and External Experienced management team Extensive network Emphasis on sales & service Incentive compensation program Contiguous market penetration Upgrade existing products Introduce new products

By executing on our strategy... Customers will... refer business Employees will... say Hanmi is a great place to work Investors will... consider HAFC a superior investment

($ in millions) 2000 2001 2002 2003 2004 2005 3Q Loans 620 820 1000 1270 2235 2459 Deposits 940 1040 1290 1450 2529 2747 Assets 1030 1160 1460 1790 3104 3368 Financial Performance Consistent Balance Sheet Growth

Financial Performance Consistent Balance Sheet Growth 2000 2001 2002 2003 2004 2005 3Q Loans 620 820 1000 1270 2235 2459 2000 2001 2002 2003 2004 2005 3Q Deposits 940 1040 1290 1450 2529 2747 ($ in millions) ($ in millions) Loans Deposits CAGR: 37% Organic CAGR:22% 621 2,459 940 2,747 CAGR: 28% Organic CAGR:16%

Loan Portfolio As of September 30, 2005 Construction Loans 138 Consumer Loans 178.4 Commercial Real Estate Loans 742.4 CRE-Owner/User 739.1 C & I Loans 689.6

Specialty Lending Activities Robust SBA loan production 9th largest SBA lender in California in 2005 Specialized in low income housing lending $59 million low income housing loans booked as of 3Q 2005 Sponsored seven applications for AHP grants Trade finance The average loan balance in the third quarter of 2005 was $81 million. Syndication of loans $10 million in participation loans from transaction amounts totaling $61 million booked for the third quarter of 2005

Korean vs. Non-Korean Business 2000 2001 2002 2003 2004 2005 3Q Korean New Loans 221.1 245.7 287.4 344.5 452.4 661.5 Non-Korean New Loans 75.4 136.3 165.5 278.4 339.3 443.6 ($ in millions) Hanmi has extended service to neighboring ethnic communities. 45% 25% 43% 36% 37% 42%

Sound Asset Quality Loan Loss Allowance/Gross Loans 2000 2001 2002 2003 2004 2005 3Q Hanmi 0.0178 0.0119 0.0114 0.0106 0.01 0.0099 Non Performing Loans/Gross Loans 2000 2001 2002 2003 6/26/1905 2005 3Q Hanmi 0.004 0.0063 0.0065 0.0068 0.0027 0.0032 0.99% 0.32%

Deposits Composition Non-Interest Bearing 764.4 TDs of $100,000 or More 1089.9 TDs of Less than $100,000 258.3 Interest Bearing Demand and Savings 634.1 As of September 30, 2005

Non-interest Income Growth 2000 2001 2002 2003 2004 2005 YTD Service charges on deposits 8.9 9.2 9.2 10.3 14.4 15.5 Trade finance fees 1.9 1.9 2.4 2.9 4 4.2 Remittance fees 0.5 0.6 0.8 1 1.7 2.1 Other service charges 0.8 0.8 1.1 1.5 1.7 3.3 Other income 0.4 0.4 1.2 1.3 2.4 5.2 Non-core income 2.3 4 6.5 3.3 3.4 3.2 ($ in millions)

Non-interest Income Growth ($ in millions) 2000 2001 2002 2003 2004 2005 YTD Service charges on deposits 8.9 9.2 9.2 10.3 14.4 15.5 Trade finance fees 1.9 1.9 2.4 2.9 4 4.2 Remittance fees 0.5 0.6 0.8 1 1.7 2.1 Other service charges 0.8 0.8 1.1 1.5 1.7 3.3 Other income 0.4 0.4 1.2 1.3 2.4 5.2

Net Income and Diluted EPS Diluted EPS1 '00 '01 '02 '03 '04 '05 9 mos.* Net Income 15.5 16.8 17 19.2 36.7 57.8 Net Income ($ in millions) '00 '01 '02 '03 '04 '05 9 mos.* Diluted EPS 0.57 0.6 0.6 0.67 0.84 1.146 1Reflects recent 2:1 stock split *Annualized numbers

Return on Average Equity / Assets ROA ROE 2000 2001 2002 2003 2004 2005 9mos. ROE 0.1981 0.1756 0.1508 0.1451 0.1251 0.1391 ROA 0.0178 0.0153 0.013 0.0118 0.0137 0.0182 ROTE 0.2045 0.1798 0.1535 0.1475 0.2573 0.2945

Profitability Ratio Trends 4Q 03 1Q 04 2Q 04 3Q 04 4Q 04 1Q 05 2Q 05 3Q 05 Yield 5.09% 5.25% 5.30% 5.66% 6.06% 6.38% 6.82% 7.04 % Cost of Funds 1.77% 1.80% 1.80% 1.87% 2.18% 2.39% 2.75% 3.22 % Spread 3.32% 3.45% 3.50% 3.79% 3.88% 3.99% 4.07% 3.82 % NIM 3.87% 4.02% 4.04% 4.32% 4.51% 4.70% 4.89% 4.75%

Efficiency Ratio Trend *Orange color reflects restructuring expenses related to the PUB merger 2002 4Q 2003 1Q 2003 2Q 2003 3Q 2003 4Q 2004 1Q 2004 2Q 2004 3Q 2004 4Q 2005 1Q 2005 2Q 2005 3Q Efficiency Ratio 0.5565 0.5374 0.528 0.5123 0.5131 0.4777 0.5181 0.5029 0.4951 0.4438 0.403 0.3834 Acquisition* 0 0 0 0 0 0 0.0557 0.0087

Stock Performance Investing $100 (price reflects dividends) HAFC NASDAQ S & P Financials 12/1/2000 100 100 100 20.4 1/1/2004 115.11 112.23 99.57 31.6 2/1/2004 115.11 87.1 92.89 43.9 3/1/2004 117.02 74.49 90 4/1/2004 111.95 85.66 93.22 5/1/2004 116.01 85.43 96.79 6/1/2004 131.91 87.45 96.67 7/1/2004 156.71 82.05 94.98 8/1/2004 162.46 73.08 89.05 9/1/2004 138.44 60.67 83.67 10/1/2004 137.43 68.41 81.98 11/1/2004 147.46 78.14 87.7 12/1/2004 147.58 78.95 89.47 1/2/2004 160.77 78.28 87.88 2/2/2004 168.43 70.09 86.47 3/2/2004 188.61 74.69 92.12 4/2/2004 189.18 68.34 89.53 5/2/2004 199.66 65.4 89.24 6/2/2004 190.08 59.23 84.85 7/2/2004 165.61 53.76 77.99 1/2/2001 2/1/2001 3/1/2001 4/2/2001 5/1/2001 6/1/2001 7/2/2001 8/1/2001 9/4/2001 10/1/2001 11/1/2001 12/3/2001 1/2/2002 2/4/2002 3/1/2002 4/1/2002 5/1/2002 6/3/2002 7/1/2002 8/1/2002 9/3/2002 10/1/2002 11/1/2002 12/2/2002 1/2/2003 2/3/2003 3/3/2003 4/1/2003 5/1/2003 6/2/2003 7/1/2003 8/1/2003 9/2/2003 10/1/2003 11/3/2003 12/1/2003 1/2/2004 2/2/2004 3/1/2004 4/1/2004 5/3/2004 6/1/2004 7/1/2004 8/2/2004 9/1/2004 10/1/2004 11/1/2004 12/1/2004 1/3/2005 2/1/2005 3/31/2005 4/5/2005 5/5/2005 6/5/2005 7/5/2005 8/5/2005 9/5/2005 10/5/2005 11/18/2005 HAFC 100 100 101.65 97.11 100.83 114.67 136.16 141.12 120.25 119.21 128.1 128.1 139.67 146.28 163.84 164.26 173.35 165.08 143.8 145.04 144.42 145.66 167.36 160.54 164.46 161.16 165.7 162.81 169.63 171.9 179.75 205.79 197.73 210.95 205.58 198.76 209.09 297.73 270.25 251.03 266.94 301.03 295.87 327.48 310.33 312.19 382.02 371.28 366.94 365.5 341.94 302.69 332.02 345.04 392.56 379.13 370.87 377.69 397.93 NASDAQ 100 77.61 66.37 76.32 76.12 77.92 73.11 65.11 54.06 60.96 69.63 70.34 69.75 62.45 66.55 60.89 58.27 52.77 47.9 47.42 42.27 47.96 53.33 48.17 47.64 48.24 48.37 52.81 57.56 58.53 62.57 65.29 64.45 69.69 70.7 72.25 74.52 73.21 71.92 69.25 71.65 73.85 68.07 66.29 68.41 71.23 75.62 78.46 74.38 74 72.1 69.31 74.59 74.19 78.8 77.62 77.6 76.47 76.08 S & P Financials 100 93.29 90.39 93.62 97.21 97.09 95.39 89.43 84.03 82.34 88.07 89.85 88.26 86.85 92.52 89.92 89.62 85.22 78.32 79.78 70.31 76.5 79.51 75.09 73.68 71.26 70.84 79.37 83.4 83.46 87.06 86.04 86.45 92.17 91.76 96.06 98.9 101.38 100.18 95.31 96.93 97.22 94.97 98.02 96.99 97.21 99.91 103.97 101.56 100.79 96.73 96.57 99.06 100.26 101.57 99.53 100.33 103.32 101.18 January 1, 2001 through November 18, 2005

Compelling Investment Opportunity Dominant franchise in the attractive, high growth California-based Korean-American marketplace Proven expertise serving growing immigrant markets Experienced management team High quality loan portfolio coupled with attractive core deposit franchise